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                                                                   EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement of Quanex Corporation on Form S-8 of our report dated Novemeber 24, 1993, incorporated by reference in the Annual Report on Form 10-K of Quanex Corporation for the year ended October 31, 1993.


/s/ Deloitte & Touche

DELOITTE & TOUCHE


Houston, Texas
June 9, 1994